SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                              Form 8-K


             Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Act of 1934


     Date of Report(Date of Earliest Event Reported): January 31, 2005


                      UNITED MORTGAGE TRUST
             (Exact Name of Registrant as Specified in its
                          Governing Instruments)


                         (a Maryland trust)
                   Commission File Number 333-10109


                  (IRS Employer Identification)
                        (Number 75-6496585)


                    5740 Prospect Avenue
                        Suite 1000
                    Dallas, Texas 75206

           (address of principal executive offices)

   Registrant's telephone number, including area code: (214) 237-9305

Item 1.01  Entry Into A Material Definitive Agreement


     On January 31, 2005, United Mortgage Trust entered into a First Amended and Restated Secured Line of Credit Promissory Note and an Amended and Restated Security Agreement (collectively, the 'Amendment') with United Development Funding, L.P., a Nevada limited partnership ('UDF') that is affiliated with the Company's Adviser, UMT Advisers, Inc. The Amendment amends an existing revolving line of credit facility ('Loan') to extend the term of the Loan for an additional five years and to increase the line of credit to $30 million. The purpose of the Loan is to finance UDF's investments in real estate development projects. The Amendment has two components: the Long Term Investment portion ('LTI') and the Bridge-Loan Investment portion ('BLI').

       The Loan is secured by the pledge of all of UDF's land development loans and equity investments. Those UDF loans may be first lien loans or subordinate loans. The LTI portion may not exceed $12,000,000 and bears interest at an annualized percentage rate of 15% with interest payable monthly. The BLI portion may not exceed $18,000,000 and is secured by the assignment of first lien loans made by UDF to developers for the acquisition of pre-development residential real estate. The BLI portion is additionally secured by the pledge of all of UDF's land development loans and equity investments. The BLI portion bears interest at an annualized percentage rate of 13.5% with interest payable monthly.

       The Loan is subordinate to UDF Senior Debt which consists of a loan guaranty to Colonial Bank in the amount of approximately
$8,750,000 and a $10,000,000 line of credit provided by Coppermark
Bank.

       UDF may use the Loan proceeds to finance either: (a) finance indebtedness associated with any real estate development project upon which Borrower has a first priority lien to the extent such indebtedness, including indebtedness financed by funds advanced hereunder and indebtedness financed by funds advanced from any other source, including without limitation Senior Debt, exceeds 85% of the appraised value of such real estate development project; or (b) finance indebtedness associated with any real estate development project upon which Borrower's has a junior priority lien to the extent such indebtedness, including indebtedness financed by funds advanced hereunder and indebtedness financed by funds advanced from any other source, including without limitation Senior Debt, exceeds 80% of 85% of the appraised value of such real estate development project.

       The Amendment represents a further increase in the Company's investment in UDF and in the land development loans made by UDF, which investments are expected, based upon the investments to be made under the Loan, to represent approximately 25% of the Company's entire portfolio. The Company's Trustees have approved this continuing change in the Company's investment policy represented by the increase in the Loan based upon the changed interest rate environment which has resulted in lower yields from the Company's traditional mortgage investments as well as experience to date with loans made to UDF.


Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	First Amended and Restated Secured Line of Credit Promissory Note
dated as of January 31, 2005 between United Development Funding, L.P.
as Borrower and  United Mortgage Trust as Lender.

99.2	Amended and Restated Security Agreement dated as of January 31,
2005 between United Development Funding, L.P. as Borrower and United Mortgage Trust as Lender.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 UNITED MORTGAGE TRUST


February 1, 2005                                /S/Christine A. Griffin
                                                Christine A. Griffin
                                                President

Exhibit 99.1


FIRST AMENDED AND RESTATED
SECURED LINE OF CREDIT PROMISSORY NOTE

U.S. $30,000,000.00
September 30, 2004

       FOR VALUE RECEIVED, the undersigned, United Development Funding, L.P., a Nevada limited partnership (the "Borrower"), hereby makes this First Amended and Restated Secured Line of Credit Promissory Note (this "Note") and promises to pay to the order of United Mortgage Trust, a real estate investment trust organized under the laws of the State of Maryland or its assigns (the "Lender"), the sum of up to Thirty Million and NO/100 Dollars ($30,000,000.00) in Principal (as hereinafter defined), or, if greater or less, the aggregate unpaid Principal amount advanced to Borrower under this Note, together with accrued, unpaid interest thereon, pursuant to the terms and conditions set forth in this Note. All amounts are payable to Lender in lawful money of the United States of America at the address for Lender provided in this Note, or at such other address as from time to time may be designated by Lender.

       This Note supercedes and replaces, and amends and restates in its entirety, that certain Secured Line of Credit Promissory Note dated September 1, 2003, in the principal amount of $7,000,000 (the "Original Note").

       1.	This Note shall be subject to the following terms:

Date of this Note: 		September 30, 2004

Borrower:  			United Development Funding, L.P., a Nevada
limited partnership

Borrower's Address		2505 Chandler Drive, Suite 110
For Notice:			Las Vegas, Nevada 89120
				Attention:  Hollis M. Greenlaw
				Facsimile No. (702) 262-6322

Lender:			United Mortgage Trust
Lender's Address		5740 Prospect Avenue, Suite 1000
For Notice and Payment:	Dallas, Texas 75206
				Attention:  Christine Griffin
				Facsimile No. (214) 237-9304

Principal Amount:	Up to $30,000,000.00, or such amount of Principal
that is actually advanced under this Note (the
"Loan").

Revolver:	This Note is a revolver and thus, Borrower may
borrow, repay and then reborrow the Principal amount of this Note, subject to the other terms of this Note.

Loan Components:	The purpose of the Loan is to finance Borrower's
investments in real estate development projects.
The Loan shall consist of two components: (i) up to $12,000,000.00 in principal ("Long Term Loan
Principal") to be advanced for the acquisition or funding of Borrower investments in real estate development projects that are expected to be outstanding in excess of twelve months and which meet certain other criteria set forth herein
(collectively, the "Long Term Loan"), and (ii) up to $18,000,000.00 in principal ("Bridge Loan
Principal") to be advanced for the acquisition or funding of Borrower investments in real estate development projects that are expected to be outstanding twelve months or less and which meet certain other criteria set forth herein
(collectively, the "Bridge Loan").

Outstanding Principal:	On and as of the date of this Note, the
outstanding principal amount of the Original
Note, plus accrued and unpaid interest and any unpaid fees and charges thereon, shall automatically and without further action on the part of Lender or Borrower, become Principal, accrued and unpaid interest and unpaid fees and charges outstanding and due and owing to Lender under this Note.

Maturity:	Subject to the provisions of this Note requiring
scheduled payments during the term hereof and subject to any permitted acceleration of this Note, this Note shall mature, and all outstanding
Principal and unpaid accrued interest under this Note and the other Loan Documents shall be due and payable in full, on or before 5:00 p.m., Dallas, Texas time on December 31, 2009 (the
"Maturity Date").

Long Term Base Rate:  	Unless the Long Term Default Rate (defined below)
shall apply, interest on the outstanding Long
Term Loan Principal balance of this Note shall accrue at the lesser of (i) 15% per annum, accrued and compounded annually, or (ii) the Highest Lawful Rate (defined below) (the "Long
Term Base Rate").

Long Term
Default Rate:	Upon the occurrence and during the continuation
of an Event of Default, interest on the
outstanding Long Term Loan Principal balance of this Note which is delinquent (which may be the entire Long Term Loan Principal balance of this
Note in circumstances where this Note matures or has been accelerated), together with any accrued and unpaid interest then due, shall accrue at the lesser of (i) 18% per annum, accrued and compounded annually, or (ii) the Highest Lawful
Rate (the "Long Term Default Rate").

Bridge Loan Base Rate:  	Unless the Bridge Loan Default Rate
(defined below) shall apply, interest on the outstanding Bridge Loan Principal balance of this Note shall accrue at the lesser of (i) 13.5% per annum, accrued and compounded annually, or (ii) the Highest Lawful Rate (the "Bridge Loan Base
Rate").

Bridge Loan Default Rate:	Upon the occurrence and during the
continuation of an Event of Default, interest on the outstanding Bridge Loan Principal balance of this Note which is delinquent (which may be the entire Bridge Loan Principal balance of this Note in circumstances where this Note matures or has been accelerated), together with any accrued and unpaid interest then due, shall accrue at the lesser of (i) 16.5% per annum, accrued and compounded annually, or (ii) the Highest Lawful
Rate (the "Bridge Loan Default Rate").

	2.	Definitions.  In addition to the terms which are defined
elsewhere in this Note, the following terms have the meanings indicated for purposes of this Note:

       (a)	"Borrowing Base Report" shall mean, at any time, the
calculation of the Bridge Borrowing Base and the Long Term
Borrowing Base prepared by Borrower and approved by Lender in its reasonable discretion, including a detailed summary of (i) the appraised value of all loans and equity interests for land development and/or land acquisition owned by Borrower, to the extent such loans and equity interests are included in the calculation of the Bridge Borrowing Base and/or the Long Term Borrowing Base, (ii) the date of the last payment made on each Loan and confirmation that all regular payments have been made in a timely manner; (ii) all asset-specific debt senior to such loans and equity interests owned by Borrower, (iii) all outstanding
Senior Debt, (iv) all amounts outstanding under this Note, including outstanding Bridge Loan Principal and Long Term Loan Principal, and (v) the remaining Bridge Loan Principal and Long Term Loan Principal amounts available under this Note.

       (b)	"Bridge Borrowing Base" shall mean, at any time, the
lesser of (i) 75% of the appraised value of the collateral securing First Lien Bridge Investments, and (ii) 75% of the outstanding principal balance or return of equity investment for all First Lien Bridge Investments; deducting in each instance loans with payments more than 30 days past due or otherwise in default, provided, that at no time shall the Bridge Borrowing Base exceed $18,000,000.

       (c)	"Combined Loan-to-Value Ratio" shall mean the ratio of
(i) all Senior Debt and all other debt (senior or subordinated to this Note) issued or incurred by Borrower to (ii) the appraised value of the Long Term Loan Borrowing Base. For purposes of the definition of Combined Loan-to-Value Ratio, Senior Debt shall include all asset specific debt, including any asset specific
Senior Debt and indebtedness senior to the loans and equity interests owned by Borrower and shall exclude any unfunded portions of the Senior Debt.

       (d)	"First Lien Bridge Investments" shall mean all loans
and equity investments made by Borrower primarily for the acquisition of pre-development real estate which are expected to be outstanding 12 months or less, in which Borrower holds a first lien position on the real property underlying such loan or equity investment.

       (e)	"Indebtedness" shall mean and shall include by way of
example, but not by way of limitation: (i) all indebtedness, obligations and liabilities of Borrower and/or any Guarantors under the Loan or arising under any of the Loan Documents, of whatsoever kind, nature and description, primary or secondary, direct, indirect or contingent, due or to become due, and whether now existing or hereafter arising, and including without limitation of the generality of the foregoing, all indemnities, defenses and hold harmless obligations of Borrower and/or any Guarantor(s) to Lender in connection with the Loan as evidenced by this Note; (ii) all present and future Advances made by Lender in connection with the Loan and the Loan Documents, and whether made at Lender's option or otherwise, from time to time; (iii) all future Advances made by Lender for the protection or preservation of Lender's rights and interests in the Collateral (as defined in the Security Agreement), as provided herein or in the Loan Documents, including, without limitation, advances for taxes, levies, assessments, insurance or maintenance of the Collateral; (iv) all costs and expenses incurred by Lender in connection with or arising out of the protection, enforcement or collection of any of the foregoing, including, without limitation, Lender's actual attorney fees; and (v) all costs and expenses incurred by Lender in connection with, or arising out of, the sale, disposition, liquidation or other realization including, but not by way of limitation, the taking, retaking or holding, and all proceedings (judicial or otherwise) of the Collateral, including, without limitation, Lender's actual attorney fees.

       (f)	"Long Term Borrowing Base" shall mean, at any time, an
amount equal to (i) the outstanding balances of all secured land acquisition and development loans made by Borrower and all equity interests owned by Borrower, the repayment of which is secured; in each case, whether payment or priority of liens is subordinate to payment or priority of liens in favor of any other creditor, less
(ii) the amount of First Lien Bridge Investments that are included in the calculation of the Bridge Borrowing Base; deducting in each instance loans with payments more than 30 days past due or otherwise in default. Notwithstanding anything contained in this definition of Long Term Borrowing Base to the contrary, the Long
Term Borrowing Base shall at no time exceed either (I) $12,000,000, or (II) a Combined Loan to Value Ratio of 68%.

       (g)	 "Material Adverse Effect" shall mean any material
adverse effect whatsoever upon: (a) the validity, performance, or enforcement of any Loan Documents; (b) the properties, contracts, business operations, prospects, profits, or condition (financial or otherwise) of Borrower; or (c) the ability of Borrower to fulfill its obligations under the Loan Documents.

       (h)	"Principal" shall mean, collectively, the Long Term
Loan Principal and the Bridge Loan Principal.

       (i)	"Senior Debt" shall mean, collectively, all
indebtedness due and owing as of the date hereof by Borrower pursuant to (i) that certain loan guaranty to Colonial Bank in the amount of $8,750,000, (ii) a line of credit provided by Coppermark Bank in the amount of $10,000,000, and (iii) all other future indebtedness of Borrower to any national or state chartered banking association or other institutional lender that is approved by Lender in writing as Senior Debt. Notwithstanding anything set forth herein to the contrary, Senior Debt shall not include, unless specifically approved by Lender in writing, any amendments, modifications, assignments, refinancing, extensions or new or additional indebtedness to either of Colonial Bank or Coppermark Bank.

       2.	Applicable Interest Rate.  The outstanding Long Term Loan
Principal amount shall bear interest on each day outstanding at the Long Term Loan Base Rate in effect on such day, unless the Long Term Default Rate shall apply. The outstanding Bridge Loan Principal amount shall bear interest on each day outstanding at the Bridge Loan Base Rate in effect on such day, unless the Bridge Default Rate shall apply. Upon the occurrence and during the continuation of an Event of Default, the outstanding Long Term Loan Principal amount, and all past-due interest thereon, and the outstanding Bridge Loan Principal amount, and all past-due interest thereon, shall bear interest on each day outstanding at the Long Term Default Rate and Bridge Default Rate, respectively, automatically and without the necessity of notice, until such delinquent amount is paid or such breach or default is otherwise cured to the satisfaction of Lender or waived by Lender in writing. Notwithstanding anything to the contrary contained in this Note, (a) this Note shall never bear interest in excess of the Highest Lawful Rate, and (b) if at any time the rate at which interest is payable on this Note is limited by the Highest Lawful Rate by the foregoing clause (a) or by reference to the Highest Lawful Rate in the definitions of Long Term Base Rate, Long Term Default Rate, Bridge Base Rate and Bridge Default Rate, then this Note shall bear interest at the Highest Lawful Rate and shall continue to bear interest at the Highest Lawful Rate until such time as the total amount of interest accrued on this Note equals (but does not exceed) the total amount of interest which would have accrued on this Note, had there been no Highest Lawful Rate applicable to this Note. As used in this Note, the term "Highest Lawful Rate" shall mean the lesser of (a) 18%, or
(b) the maximum lawful rate of interest which may be contracted for, charged, taken, received or reserved by Lender in accordance with the applicable laws of the State of Texas (or applicable United States federal law, to the extent that it permits Lender to contract or charge, take, receive or reserve a greater amount of interest than under Texas law), taking into account all fees and expenses if any, contracted for, charged, received, taken or reserved by Lender in connection with the transaction relating to this Note and the indebtedness evidenced hereby or by the other Loan Documents which are treated as interest under applicable law.

       3.	Security; Loan Documents.  This Note is secured by, and
entitled to the benefits of, an amended and restated security agreement dated the date of this Agreement (the "Security Agreement") between Borrower and Lender, pursuant to which the Borrower has granted to Lender, a security interest in the Collateral described therein. This Note, the Security Agreement, all UCC financing statements, amendments thereto and continuation statements (collectively, "Financing Statements") filed by or in favor of Lender, all Advance Requests (herein so called) and any instruments, agreements, or certificates executed, entered into or delivered by any party in connection with this Note, are collectively referred to in this Agreement as the "Loan Documents".

       4.	Use of Proceeds.  The proceeds of this Note shall be used
solely for business and commercial purposes and shall be used to acquire assets to seek income that qualifies under the Real Estate Investment Trust provisions of the Internal Revenue Code. In no event shall any funds advanced under this Note be used, directly or indirectly, by any person for personal, family, household or agricultural purposes or for the purpose, whether immediate, incidental or ultimate, of purchasing, acquiring or carrying any "margin stock" (as such term is defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System). Further, no funds advanced under this Note may be used by
Borrower to either: (a)	finance indebtedness associated with any real
estate development project upon which Borrower has a first priority lien to the extent such indebtedness, including indebtedness financed by funds advanced hereunder and indebtedness financed by funds advanced from any other source, including without limitation Senior Debt, exceeds 75% of the appraised value of such real estate development project; or (b) finance indebtedness associated with any real estate development project upon which Borrower's has a junior priority lien to the extent such indebtedness, including indebtedness financed by funds advanced hereunder and indebtedness financed by funds advanced from any other source, including without limitation Senior Debt, exceeds 85% of 80% (68%) of the appraised value of such real estate development project.

	5.	Advance Procedures.

	(a)	Advance Request.  Borrower may request, upon and at any
time after the date of this Note until 30 days prior to the Maturity Date, that Lender advance an amount of Long Term Loan Principal or Bridge Loan Principal (as the case may be) to Borrower under this Note (each, an "Advance") by presenting an Advance
Request to Lender in the form attached as Exhibit "A". Subject to the other provisions of this Note, within three business days after its receipt of the Advance Request, Lender shall fund the requested Advance. At no time shall the amount of an Advance cause (i) in the case of the Long Term Loan, the outstanding Long Term Loan Principal to exceed the Long Term Borrowing Base as set forth in the immediately preceding Borrowing Base Report delivered by Borrower to Lender, and (ii) in the case of the Bridge Loan
Investment Loan, the Bridge Loan Principal to exceed the Bridge Borrowing Base as set forth in the immediately preceding Borrowing
Base Report delivered by Borrower to Lender. At any time that the outstanding Long Term Loan Principal exceeds the Long Term
Borrowing Base and/or the outstanding Bridge Loan Principal exceeds the Bridge Borrowing Base, Borrower shall immediately pay Lender an amount equal to such excess. Lender in its sole discretion may, at any time and from time to time, request additional Collateral, exclude any assets from Collateral or reduce the Bridge Borrowing
Base and the Long Term Borrowing Base .

	(b)	Advance Schedule.  Attached to this Note as Schedule 1
is a list of the Advances by type made under this Note, any payments applied to reduce Long Term Loan Principal or Bridge Loan Principal outstanding under this Note, and the aggregate amount of Long Term Loan Principal and Bridge Loan Principal outstanding under this Note (the "Advance Schedule"). The amount of Principal owing on this Note at any given time shall be equal to (i) the aggregate amount of all Long Term Loan Principal and Bridge Loan Principal advanced by Lender under this Note, minus (ii) all payments made on this Note and applied by Lender to reduce the Long Term Loan Principal and Bridge Loan Principal amount of this Note in accordance with Section 6(c). The Advance Schedule shall be revised by Lender from time to time as appropriate.

	6.	Payment.

       (a)	Mandatory Payments.  Mandatory payments equal to the
amount of unpaid accrued interest on the outstanding Long Term Loan Principal balance and Bridge Loan Principal balance of this Note from time to time shall be due and payable on the 1st day of each month during the term of this Note, commencing on January 1, 2005. All interest accruing between September 30, 2004 and December 31, 2004 shall be due and payable on January 1, 2005. Also, Borrower shall immediately make a mandatory payment in an amount equal to the excess (if any) of (i) the outstanding Long Term Loan Principal over the Long Term Borrowing Base, and/or (ii) the outstanding Bridge Loan Principal over the Bridge Borrowing Base, in each case on the date that such excess exists.

	(b)	Maturity.  Subject to any acceleration of this Note,
the outstanding Long Term Loan Principal and Bridge Loan Principal, together with accrued, unpaid interest thereon and any additional
Indebtedness due hereunder, shall be due and payable on the Maturity Date.

		(c)	Application of Payments.  Payments made on this Note
will be applied first to any unpaid collection costs, fees and other charges permitted under this Note, next to unpaid, accrued interest, and last, to reduce the Long Term Loan Principal and Bridge Loan Principal outstanding under this Note, subject, however, to any adjustments required or permitted by this Note or applicable law.

	(d)	General.  Borrower will make each payment that it owes
under this Note to Lender (interest, Indebtedness, and outstanding Principal) in full and in lawful money of the United States, without set-off, deduction or counterclaim. All payments shall be made by check or wire transfer of immediately available funds.
Should any such payment become due and payable on a day other than a business day, the date for such payment shall be extended to the next succeeding business day, and, in the case of a payment of Principal or past-due interest, interest shall accrue and be payable on such amount for the period of such extension. Each such payment must be received by Lender not later than 5:00 p.m., Dallas, Texas time on the date such payment becomes due and payable. Any payment received by Lender after such time will be deemed to have been made on the next succeeding business day.
Borrower shall designate on each payment made to Lender whether such payment is made with respect to the Long Term Loan or the Bridge Loan Investment Loan.

	7.	Prepayment; Lender's Rights.  Borrower may prepay this Note, or any portion of this Note, at any time and from time to time, without the payment of any fee or penalty.

	8.	Representations and Warranties.  In addition to any
representations and warranties set forth in any other Loan Document, from the date hereof and until the Indebtedness hereunder is fully paid and Lender has no further obligation to extend any Advances hereunder, Borrower represents and warrants to Lender that:

	(a)	Organization and Good Standing.  Borrower is a limited
partnership, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, having all limited partnership powers required to carry on its business and to enter into and carry out the transactions contemplated by this Note and the other Loan Documents. Borrower has taken all appropriate actions and complied in all material respects with all laws applicable to it in each jurisdiction within and without outside the United States where Borrower owns or leases any properties or conducts any business.

	(b)	Authorization; Validity.  Borrower has the limited
partnership power, authority and legal right to execute, deliver and perform its obligations under, this Note and the other Loan Documents. The execution and delivery by Borrower of the Loan Documents and the performance of its obligations under each such Loan Document have been duly authorized by proper limited partnership proceedings. The Loan Documents to which Borrower is a party constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

	(c)	Approvals.  Except for any approvals required by the
holders of the Senior Debt, no authorization, approval or other action by, and no notice to or other filing with, any governmental authority or regulatory body is required, either (i) for the execution, delivery or performance of this Note by Borrower, or
(ii) for the exercise by Lender of its rights and remedies under this Note.

       (d)	No Conflicts.  The execution, delivery, and performance
by Borrower of this Note and the other Loan Documents will not conflict with, or result in a violation of or a default under, (i) any applicable law, ordinance, regulation, or rule (federal, state, or local); (ii) any judgment, order, or decree of any arbitrator, other private adjudicator, or governmental authority to which Borrower is a party or by which Borrower or any of the assets of Borrower is bound; (iii) or any agreement, document, or instrument to which Borrower is a party or by which Borrower or any of the assets of Borrower is bound.

	(e)	Accurate Information.  All information in any loan
application, financial statement, report (including those reports required by Section 10 hereof), certificate, or other document, and all other information delivered by or on behalf of Borrower to Lender in connection with this Note or the Indebtedness is correct and complete in all material respects as of the date thereof, and there are no omissions from any such information that result in any such information being materially incomplete, incorrect, or misleading as of the date thereof. Borrower does not have knowledge of any material change in any such information. All financial statements heretofore delivered to Lender by Borrower were prepared in accordance with Generally Accepted Accounting Principals and accurately present the financial conditions and results of operations as at the dates thereof and for the periods covered thereby in all material respects. Since the date of each respective financial statement or report, no Material Adverse Effect has occurred.

       (f)	Legal Proceedings, Hearings, Inquiries, and
Investigations. Except as disclosed to Lender in writing prior to the date of this Agreement: (i) no legal proceeding, individually or in the aggregate with related proceedings, involving a sum of $50,000 or more, is pending or, to best knowledge of Borrower, threatened before any arbitrator, other private adjudicator, or governmental authority to which Borrower is a party or by which Borrower or any assets of Borrower may be bound or affected that if resolved adversely to Borrower could result in a Material Adverse Effect; (ii) no hearing, inquiry, or investigation relating to Borrower or any assets of Borrower is pending or, to the best knowledge of Borrower, threatened by any Governmental Authority that if resolved adversely to Borrower could result in a Material Adverse Effect; and/or (iii) neither Borrower nor any Guarantor is in default with respect to any order, writ, injunction, decree, or demand of any court, governmental agency, regulatory body, or administrative tribunal, which default might have consequences which would materially and adversely affect their respective business or properties.

       (g)	Usury.  Borrower has been involved in the structure and
negotiation of the Note and the other Loan Documents. It is the intention of Borrower that all aspects of the Note and the other
Loan Documents, and any related transaction, comply with all laws, including, specifically, any applicable usury laws. If for any reason, it is determined by a governing authority that the loan made pursuant to the Note and the other Loan Documents is usurious in any manner, Borrower hereby represents that, as to Borrower, such result was unintentional and the result of a bona fide mistake and, to the extent permitted under law, BORROWER HEREBY WAIVES ANY
AND ALL DEFENSES, CLAIMS AND/OR COUNTERCLAIMS BASED ON USURY.

	9.	Conditions Precedent.  Lender has no obligation to make any
Advance to Borrower unless at the time of such Advance, each of the following conditions have been fully satisfied:

	(a)	Borrower shall have paid all amounts then due to Lender
under this Note;

	(b)	No Event of Default shall exist under this Note, and no
"default" or "event of default" shall exist under any other Loan
Document ("default" and "event of default" having the meaning given to such terms in any of such Loan Documents); and

	(c)	Such Advance would not otherwise cause (i) in the case
of the Long Term Loan, the outstanding Long Term Loan Principal to exceed the Long Term Borrowing Base as set forth in the immediately preceding Borrowing Base Report delivered by Borrower to Lender, and (ii) in the case of the Bridge Loan Investment Loan, the Bridge Loan Principal to exceed the Bridge Borrowing Base as set forth in the immediately preceding Borrowing Base Report delivered by Borrower to Lender.

	(d)	Borrower shall have provided Lender with: (i) copies of
all reports required by Section 10 of this Note with respect to the indebtedness that Borrower intends to finance or the equity that Borrower intends to purchase with such Advance; and (ii) such further documentation as Lender shall reasonably require.

	10.	Covenants.  In addition to any covenants set forth in any
other Loan Document, from the date hereof and until the Indebtedness hereunder is fully paid and Lender has no further obligation to extend any Advances hereunder, Borrower covenants and agrees with Lender that it will deliver each of the following, on a quarterly basis, commencing with the quarter ending March 31, 2005, in form and substance reasonably satisfactory to Lender:

	(a)	Borrowing Base Report.  A Borrowing Base Report
certified by an executive officer of the general partner of Borrower.

	(b)	Summary of Loans.  A summary of each real estate
development loan, bridge loan and equity investment by Borrower, the borrowers and/or joint venture partners associated with such loans or equity investments, and a summary of concentration of credit by borrower, partner and geographical region.

	(c)	Schedule of Maturities.  A summary of scheduled
maturities for each real estate development loan and bridge loan made by Borrower, payment status for each such loan, and the status of the real estate development that is being financed by such loans (including a discussion of any variances from the initial plans for such project previously delivered to Lender).

	(d)	Summary of Amounts Loaned/Invested.  A summary of the
aggregate amount loaned or invested by Borrower with respect to unimproved real property projects (including Lender's prorated portion of such amounts loaned to or invested in unimproved real property projects) and the aggregate amount loaned to or invested by Borrower with respect to real property designated for improvement within twelve (12) months of such date (including Lender's prorated portion of such amounts loaned to or invested in real property designated for improvement within twelve (12) months of such date).

       (e)	Note Proceeds.  A summary of all proceeds of this Note
that are allocated by Borrower to each real estate development project (whether in the form of loans or equity) or for the payment of any Senior Debt.

       (f)	Certificate.  A certificate stating that, to Borrower's
knowledge, no Material Adverse Effect has occurred to date.

       (g)	Estoppels from Borrower's borrowers.  Upon the
occurrence of an Event of Default under this Note or any other Loan Document and for so long as an Event of Default shall be continuing and upon written request by Lender, an estoppel, in a form reasonably requested by Lender, from each of Borrower's borrowers, confirming any or all of the information described above with respect to that borrower's indebtedness to Borrower.

       (h)	Appraisals. Borrower shall obtain appraisals by an
independent expert on all underlying properties. All appraisals will be addressed to the Lender.

       11.	Default.

	(a)	For purposes of this Note, the following events shall
constitute an "Event of Default":

       (i)	Borrower fails to pay, within 5 days of when due,
any amount due and owing it under this Note or any other Loan
Document when due and payable, whether at a date for the payment of a fixed installment or as a contingent or other payment becomes due and payable or as a result of acceleration or otherwise; or

       (ii)	Borrower breaches any representation or warranty
contained in this Note or any other Loan Document, or fails to perform or observe any covenant or agreement that is set forth in this Note or any other Loan Document, and such breach is not cured within 30 days after written notice of such breach is received from Lender; or

       (iii)	the entry of a decree or order for relief by a
court having jurisdiction in respect of Borrower in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, which is not vacated or dismissed within 30 days, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of Borrower for any substantial part of Borrower's property, or ordering the winding up or liquidation of such person's affairs; or

       (iv)	the commencement by Borrower of a voluntary case
under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by it to the appointment to or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Borrower for any substantial part of its property, or the making by Borrower of any assignment for the benefit of creditors, or the admission by Borrower in writing of Borrower's inability to pay its debts generally as they become due; or

		(v)	the appointment of or taking possession by a
receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of all or a substantial part of its assets or of any part of the Collateral (as such term is defined in the Security Agreement) in a proceeding brought against or initiated by Borrower; or

	(vi)	Borrower suffers the entry against it of a final
judgment for the payment of money in excess of $50,000 (not covered by insurance satisfactory to Lender in its discretion), unless the same is discharged within thirty days after the date of entry thereof or an appeal or appropriate proceeding for review thereof is taken within such period and a stay of execution pending such appeal is obtained; or

Borrower suffers a writ or warrant of attachment or any similar process to be issued by any tribunal against all or any substantial part of its assets or any part of the Collateral, and such writ or warrant of attachment or any similar process is not stayed or released within thirty days after the entry or levy thereof or after any stay is vacated or set aside

       (vii)	Borrower is sold, liquidated or winds up its
affairs, without the prior written consent of Lender or the full payment of the Indebtedness due under this Note in full;
or

       (viii)	any "default" or "event of default" is
declared under any Senior Debt; or

       (ix)	Lender in good faith deems itself insecure
provided that Lender notifies Borrower of the related event(s) or condition(s) and Borrower fails to correct or resolve the same to Lender's reasonable satisfaction within thirty (30) days afterwards.

       (b)	Upon the occurrence of an Event of Default described in
subsection (a)(iii), (iv) or (v) of this Section 11 with respect to Borrower, all of Borrower's obligations under this Note and the other Loan Documents (accrued and unpaid interest, outstanding Principal, and fees and charges) shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by Borrower. Upon the occurrence of any other Event of Default described above and during the continuance thereof, then and in every such case the Lender may do any or all of the following: (i) declare the Principal of this Note together with all accrued and unpaid interest on the unpaid Principal balance, and other Indebtedness due to Lender under this Note or the other Loan Documents, to be due and payable immediately, and the same shall become and be due and payable, without notices, demands for payment, presentations for payment, notices of payment default, notices of intention to accelerate maturity, protest and notice of protest, and any other notices of any kind, all of which are expressly waived by Borrower and any and all sureties, guarantors and endorsers of this Note, (ii) exercise its rights under the Security Agreement or any other Loan Document, and (iii) exercise all other rights and remedies available to Lender at law or in equity or under this Note and the other Loan Documents. No delay on the part of Lender in exercising any power under this Note shall operate as a waiver of such power or right nor shall any single or partial exercise of any power or right preclude further exercise of that power or right.

        (c)	Any proceeds received by Lender from the exercise of
its remedies hereunder or under any of the Loan Documents shall be applied as follows: (i) first, to pay all costs and expenses incidental to the leasing, foreclosure, sale or other disposition of the Collateral; (ii) second, to all sums expended by Lender in carrying out any term, covenant or agreement under this Agreement or any related document; (iii) third, to the payment of the Loan.
If the proceeds are insufficient to fully pay the outstanding Loan, then application shall be made first to late charges and interest accrued and unpaid, then to any applicable prepayment premiums, and then to the outstanding principal balances; and (iv) fourth, any surplus remaining shall be paid to Borrower or to any other party lawfully entitled.

	12.	Usury Laws. 	It is the intention of the parties to this
Note to comply with all applicable laws, including, without limitation, usury laws. In furtherance thereof, Borrower stipulates and agrees with Lender that none of the terms and provisions contained in the Loan Documents shall ever be construed to create a contract to pay for the use, forbearance, or detention of money, or interest, in excess of the maximum amount of interest permitted to be charged by applicable law in effect from time to time. Neither Borrower nor any present or future guarantors, endorsers, or other persons or entities hereafter becoming liable for payment of the obligations hereunder and under the other Loan Documents shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under applicable law from time to time in effect, and the provisions of this section shall control over all other provisions of the Loan Documents that may be in conflict or apparent conflict herewith. Lender expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of this Note is accelerated. If (a) the maturity of this Note is accelerated for any reason, (b) this Note is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or (c) Lender or any other holder of the Note shall otherwise collect moneys which are determined to constitute interest which would otherwise increase the interest hereon to an amount in excess of that permitted to be charged by applicable law, then all sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding Principal of this Note or, at Lender's or such holder's option, promptly returned to Borrower or the other payor thereof upon such determination. In determining whether or not the interest paid or payable, under any specific circumstance, exceeds the maximum amount permitted under applicable law, Lender and Borrower (and any other payors of this Note) shall to the greatest extent permitted under applicable law, (a) characterize any non-Principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of this
Note in accordance with the amounts outstanding from time to time hereunder and the maximum legal rate of interest from time to time in effect under applicable law in order to lawfully charge the maximum amount of interest permitted under applicable law. In the event applicable law provides for an interest ceiling under Chapter 303 of the Texas Finance Code (the "Texas Finance Code") as amended, for that day, the ceiling shall be the "weekly ceiling" as defined in the Texas Finance Code. As used in this section the term "applicable law" means the laws of the State of Texas or the laws of the United States of America, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

	13.	Notice.  All notices and other communications required or
permitted under this Note will be in writing and will be mailed by registered or certified mail, postage prepaid, sent by facsimile, or otherwise delivered by hand or by nationally recognized overnight delivery service addressed to the addresses provided in Section 1 of this Note, or to such other address as a party may have delivered by like method to the other party for purposes of notice. Each notice or other communication will be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or three business days after such notice or other communication has been deposited in a regularly maintained receptacle for deposit of United States mail or, if sent by facsimile, upon confirmation of facsimile transfer or, if sent by nationally recognized overnight delivery service, upon confirmation of delivery from such service.

	14.	JURISDICTION; VENUE.  EXCEPT TO THE EXTENT THAT A LOAN
DOCUMENT SPECIFIES THAT THE LAWS OF A STATE OTHER THAN THE STATE OF TEXAS SHALL APPLY AND EXCEPT TO THE EXTENT THE VALIDITY OR PERFECTION OF SECURITY INTERESTS OR REMEDIES IN RESPECT OF ANY PARTICULAR COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS, THIS NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PROVISIONS. JURISDICTION FOR ALL MATTERS ARISING OUT OF THIS NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE EXCLUSIVELY IN THE STATE AND FEDERAL COURTS SITTING IN DALLAS COUNTY, TEXAS, AND BORROWER HEREBY IRREVOCABLY SUBMITS ITSELF TO THE JURISDICTION OF SUCH STATE AND FEDERAL COURTS AND AGREES AND CONSENTS NOT TO ASSERT IN ANY PROCEEDING, THAT ANY SUCH PROCESS IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER, AND FURTHER AGREES TO A TRANSFER OF SUCH PROCEEDING TO THE COURTS SITTING IN DALLAS COUNTY, TEXAS.

	15.	Miscellaneous.  This Note and the other Loan Documents (a)
together represent the entire agreement between Borrower and Lender regarding the subject matter hereof, (b) may not be amended or modified except in writing signed by both Borrower and Lender, (c) may be executed in multiple counterparts, (d) is binding upon, and shall inure to the benefit of, Borrower and Lender, and their respective successors and permitted assigns, and (e) may be freely assigned, transferred or pledged by Lender without the consent of Borrower, and (f) may not be assigned, transferred, pledged or delegated by Borrower without the prior written consent of Lender.

       16.	Lender's Costs.  Borrower will pay the cost of all charges
and premiums of any title insurance obtained by Lender, recording fees, costs of lien perfection, appraisal fees, reasonable attorney fees and any other out-of-pocket expenses incurred by Lender in connection with the Loan, including without limitation, the costs and expenses of Lender in connection with the preparation of the Loan Documents and the enforcement of Lender's rights and remedies under the Loan Documents and any other agreement between Borrower and Lender.

       17.	Consent and Waiver.  No consent or waiver granted by Lender
hereunder or in respect of this Note or any other Loan Document shall be effective unless it is in writing and signed by Lender.

       18.	Third Party Beneficiaries.  This Agreement shall not be
construed to make Lender liable to any third party, including without limitation any borrower of Borrower or any entity in which Borrower holds an equity interest or for debts or claims accruing to such parties against Borrower. It is expressly agreed that there are no contractual relationships, either express or implied, between Lender and any borrower or Borrower or any entity in which Borrower holds an equity interest.

       19.	Further Assurances.  Borrower shall execute, acknowledge and deliver, or cause to be executed, acknowledged or delivered, any and all such further assurances and other agreements or instruments, and take or cause to be taken all such other action, as shall be reasonably necessary from time to time to give full effect to this Note or any Loan Document and the transactions contemplated thereby.

       20.	Conflict.  If any provision of this Note expressly conflicts with any provision of any other Loan Document, such provision of this Note shall control as to such conflict.

       21.	Severability.  If any term or provision of this Note shall be determined to be illegal or unenforceable, all other terms and provisions of this Note shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

       22.	Subordination.  Lender agrees that this Note and all liens,
pledges and security instruments securing this Note pursuant to the Security Agreement or any other Loan Document, are and shall be subordinate in right, priority and payment to all Senior Debt.

[The remainder of this page is intentionally left blank.]


	This Note has been executed by Borrower and is effective, on and as of the date first set forth above.



					BORROWER:

					UNITED DEVELOPMENT FUNDING, L.P.
					a Nevada limited partnership

By:	UNITED DEVELOPMENT FUNDING,
INC.
Its:	General Partner


					By:
					Name:  Hollis M. Greenlaw
					Its:  President












Exhibit 99.2


AMENDED AND RESTATED SECURITY AGREEMENT

	This Amended and Restated Security Agreement (this "Agreement") dated the 30th day of September, 2004, is made by United Development Funding, L.P., a Nevada limited partnership (the "Borrower"), in favor of United Mortgage Trust, a real estate investment trust organized under the laws of the state of Maryland (the "Lender").

R E C I T A L S:

	A.	Borrower has previously executed and delivered to Lender
that certain Secured Line of Credit Promissory Note in the principal amount of $7,000,000.00, dated as of September 1, 2003 (the "Original Note").

	B.	In connection with the Original Note, Borrower granted
security interests in certain of its assets to Lender pursuant to that certain Security Agreement, dated September 1, 2003 (the 'Original Security Agreement').

	C.	Borrower has executed and delivered to Lender that certain
Amended and Restated Secured Line of Credit Promissory Note in the principal amount of $30,000,000.00 (the 'Note'), dated as of the date hereof, which Note supercedes the Original Note and replaces it in its entirety.

	D.	It is a condition precedent to Lender's advancing of funds
under the Note that Borrower amend and restate in its entirety the Original Security Agreement pursuant to this Agreement and shall have granted the security interests contemplated by this Agreement.

AGREEMENT:

	NOW, THEREFORE, in consideration of the premises and in order to induce Lender to advance funds under the Note, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Borrower and Lender agree as follows:

	1.	Grant of Security; Subordination.  	This Agreement is
hereby made subject to the Note and all of its terms and conditions.
All capitalized terms used but not defined in this Agreement shall have the respective meanings given to such terms in the Note. This
Agreement hereby is made subordinate to the Senior Debt. Subject to the foregoing, Borrower hereby assigns, pledges and grants to Lender for its benefit, a continuing security interest in all of Borrower's right, title and interest in and to the following (collectively, the "Collateral"), wherever located and whether now owned or hereafter acquired:

		(a)	all promissory notes, mortgages and contracts for
deed and/or installment contracts in which Borrower owns a full or partial interest, including, without limitation, all related loan documents evidencing such promissory notes, mortgages, and contracts for deed and/or installment contracts, all deeds of trust or other instruments creating a mortgage lien on an estate in fee simple in real property and the improvements thereon, all guarantees, all security agreements, all assignments and all title policies, insurance policies, and security interests related to any of the foregoing and the rights to receive payment thereon (all such interests and documents evidencing such interests are referred to herein collectively as the "Mortgages").

		(b)	all cash on hand, including, without limitation, cash
held in bank accounts, brokerage accounts, certificates of deposit, and other depositories, all accounts receivable owing to Borrower by any person or entity, including all such amounts due
Borrower under the Mortgages, and all security for payment thereof, and in and to all the proceeds, monies, income, instruments, securities, accounts, benefit, collections, tax refunds, insurance proceeds, and products thereof and thereon and attributable or accruing thereto;

		(c)	all of Borrower's interest in all equipment,
inventory, materials, computer software and records, goods, and other personal property owned by Borrower now or in the future, and all documents and receipts covering such property, and all licenses and permits used or held for use in connection with such property;

		(d)	all patents, trademarks, service marks, copyrights,
licenses, and all other intellectual property owned by Borrower
(collectively, the "Intellectual Property"), and all agreements and contracts to which Borrower is a party regarding the use and exploitation of any of the Intellectual Property and applications therefore, now owned or hereafter acquired by Borrower;

		(e)	all of Borrower's contract rights and other general
intangibles relating to any of the Collateral, including, without limitation, all license agreements;

		(f)	all of Borrower's interest in any subsidiary company,
and all capital stock, equity interests, partnership interests, and membership interests and all warrants, options and other rights to purchase any such interests, in any other corporation, partnership, limited liability company or other business entity;

		(g)	all books and records (including electronic records,
computer disks, tapes, printouts and other storage media) relating to any of the foregoing; and

		(h)	all of Borrower's interest in the proceeds of any
sale or disposition of any of the foregoing, and in and to any and all money, documents, instruments, securities, or accounts owned or belonging to Borrower.

		Borrower shall be deemed to have possession of any of the Collateral in transit to it or set apart for it or for any of its agents, affiliates or correspondents.

	2.	Security for Obligations.  This Agreement and the security
interest created hereby secures the prompt and complete payment, observance and performance of all duties, liabilities, obligations and Indebtedness of every kind, nature and description owing by Borrower to Lender, fixed or contingent, joint or several, whether as principal, surety, endorser, guarantor, or otherwise, now existing or hereafter arising, and all modifications, extensions, renewals, replacements, and increases of each of the foregoing, including, without limitation, those arising under this Agreement, the Note and the other Loan
Documents (all such obligations and liabilities of Borrower being the "Obligations").

	3.	Borrower Remains Liable.  Notwithstanding anything to the
contrary contained in this Agreement: (a) Borrower shall remain liable under the contracts and agreements included in the Collateral and obligated to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Lender of any of its rights hereunder shall not release Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) Lender shall have no obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Lender be obligated to perform any of the obligations or duties of Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

	4.	Representations and Warranties.  In addition to any
representations and warranties set forth in any other Loan Document, from the date hereof and until the Indebtedness hereunder is fully paid and Lender has no further obligation to extend any Advances hereunder, Borrower represents and warrants as follows:

		(a)	Borrower's interest in the Collateral is free and
clear of any lien, security interest, charge or encumbrance of any kind whatsoever (collectively, "Liens") except for the security interest created hereby in favor of Lender and for security interests securing the Senior Debt. No effective financing statement, continuation statement or amendment thereto promulgated under the Uniform Commercial Code of any state
(collectively, "Financing Statements") or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Lender or as may be filed in evidence of the Senior Debt. The validity of the Collateral in whole or in part, and Borrower's title thereto is not currently being questioned in any litigation or regulatory proceeding to which Borrower is a party, nor is any such litigation or proceeding threatened.

		(b)	This Agreement creates a valid and perfected security
interest in the Collateral, securing the payment of the Obligations, and all filings and other actions of Borrower necessary or desirable to perfect and protect such security interest have been, or will be upon request, duly taken by Borrower.

		(c)	Except for any approvals required by the holders of
the Senior Debt, no authorization, approval or other action by, and no notice to or other filing with, any governmental authority or regulatory body is required, either (i) for the grant by Borrower of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Borrower, or (ii) for the perfection of or the exercise by Lender of its rights and remedies hereunder (other than the filing of Financing
Statements and Assignments of Notes and Liens by Lender).

		(d)	Set forth on Exhibit "A" attached to this Agreement
is a list of (i) Borrower's principal place of Business and all other places of business and offices of Borrower, and (ii) all places where Borrower's books of account and records are kept, and all places where the Collateral is stored or located.

	(e)	Concurrently with execution and delivery of this
Agreement to Lender, Borrower has duly executed and delivered to Lender, the Assignment of Notes and Liens in the form attached to this Agreement as Exhibit "B" for each county in which the Mortgages are located. Such Assignments of Notes and Liens shall be held by Lender and not recorded for so long as no Event of Default exists.

	5.	Covenants and Further Assurances. In addition to any
covenants set forth in any other Loan Document, from the date hereof and until the Indebtedness hereunder is fully paid and Lender has no further obligation to extend any Advances hereunder, Borrower covenants and agrees as follows:

		(a)	Borrower agrees that from time to time, at the
expense of Borrower, Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Borrower will: (i) within five (5) business days of a request by Lender, mark conspicuously each document included in the Collateral and each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to Lender, indicating that such document or Collateral is subject to the security interest granted hereby;
(ii) within five (5) business days of a request by Lender, provide Lender with certified copies of any or all Mortgages included in the Collateral; (iii) within five (5) business days of a request by Lender, and subject to the rights of the holders of Senior Debt, if any, transfer to Lender actual possession of the original Mortgages, to the extent same are in possession or control of Borrower; (iii) and within five (5) business days of a request by Lender, transfer, register or otherwise put any of the Collateral in the name of Lender or its nominee; and (iv) execute and file such Financing Statements, and such other instruments or notices, as may be necessary or desirable, or as Lender may request, in order to perfect and preserve the security interest granted or purported to be granted hereby.

		(b)	Borrower shall file or cause to be filed Financing
Statements, assignments and all other instruments and documents as may be required to perfect Lender's security interest in the Collateral and shall provide prompt evidence of having done the same to Lender. To further secure Lender hereunder, Borrower hereby authorizes Lender to file one or more Financing Statements relative to all or any part of the Collateral without the signature of Borrower where permitted by law in form satisfactory to Lender in such office(s) as Lender deems appropriate. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. Debtor will pay the cost of filing financing statement(s) in all public offices wherever filing is deemed desirable by Lender. This Agreement shall be terminated only by Lender's filing of a termination statement in accordance with the applicable law of the office in which any financing statement is filed.

		(c)	Borrower will take all actions and pay all costs to
keep and maintain the validity, enforceability, security, priority and collectability of the Mortgages and will pay all other amounts which may be necessary or desirable to preserve, maintain and protect Lender's interest in the Mortgages.

       	(d)	Borrower shall at all times maintain its books of
account and records relating to the Collateral at its principal place of business and its Collateral at the locations set forth on Exhibit "A", and shall not relocate such books of account and records and Collateral unless it delivers to Lender, prior written notice of such relocation and the new location thereof (which must be within the United States). Borrower will furnish to Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail.

       	(e)	Borrower shall not conduct business under any name
other than as appears in this Agreement nor change or reorganize the type of Borrower's business entity, nor change the location of any of the Collateral without the prior written consent of Lender. Borrower shall not transfer, sell or assign (by operating of law or otherwise) all or substantially all of Borrower's assets or property without the prior written consent of Lender, except for in the ordinary course of Borrower's business.

       	(f)	Borrower shall continue to conduct its business in
the ordinary course and shall continue to collect and enforce all present and future payments due to Borrower, including without limitation, those payments due under the Mortgages.

	6.	Insurance.

		(a)	Borrower shall, at its own expense, maintain
insurance with respect to the Collateral in such amounts, against such risks, in such form and with such insurers, as shall be reasonably satisfactory to Lender from time to time. Borrower shall ensure that each of the Mortgages is, and remains, insured against loss by fire and other casualty in the full amount of the
indebtedness secured by such Mortgage.   Each policy for property
damage insurance shall provide for all losses to be paid on behalf of Lender and Borrower as their respective interests may appear. Each such policy shall in addition (i) contain the agreement (if available) by the insurer that any loss thereunder shall, subject to the rights of the holders of the Senior Debt, be payable to Lender notwithstanding any action, inaction or breach of representation or warranty by Borrower, (ii) provide that there shall be no recourse against Lender for payment of premiums or other amounts with respect thereto, and (iii) provide that at least 10 days prior written notice of cancellation or of lapse shall be given to Lender by the insurer. Borrower shall, if so requested by Lender, deliver to Lender original or duplicate policies of such insurance and, as often as Lender may reasonably request, a report of a reputable insurance broker selected by Borrower with respect to such insurance. Further, subject to the rights of the holders of the Senior Debt, Borrower shall, at the request of Lender, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of this Section 6(a) and cause the respective insurers to acknowledge notice of such assignment.

		(b)	Reimbursement under any liability insurance
maintained by Borrower may be paid directly to the person who shall have incurred liability covered by such insurance.

		(c)	Subject to the rights of the holders of the Senior
Debt, all insurance payments in respect of Collateral shall be paid to and applied by Lender as specified in the Note.

	7.	Transfers and Other Liens.  Borrower shall not:

		(a)	sell, assign (by operation of law or otherwise) or
otherwise dispose of any of the Collateral, other than obsolete or worn out property, or the sale or assignment of Mortgages in the ordinary course of business; or

		(b)	create or suffer to exist any Lien upon or with
respect to any of the Collateral to secure debt of any person, except for the security interest created by this Agreement and for security interests securing the Senior Debt.

	8.	Lender Appointed Attorney-in-Fact.  Borrower hereby
irrevocably appoints Lender as Borrower's attorney-in-fact, with full authority in the place and stead of Borrower and in the name of Borrower or otherwise, from time to time in Lender's discretion to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

		(a)	to obtain and adjust insurance required to be paid to
Lender pursuant to Section 6;

		(b)	to ask, demand, collect, sue for, recover, compound,
receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral, including, without limitation, moneys due and to become due under the Mortgages;

		(c)	to file any claims or take any action or institute
any proceedings which Lender may deem necessary or desirable to enforce the rights of Lender with respect to any of the Collateral;

		(d)	with respect to any Mortgage, demand, collect,
receive, settle, compromise, adjust, foreclose and resell and/or give discharges and releases, all as Lender may determine;

		(e)	to commence and prosecute any actions in any court
for the purposes of collecting amounts owed on Mortgages and enforcing any other rights in respect thereof, and to defend, settle or compromise any action brought and, in connection therewith, and to give such discharge or release as Lender may deem appropriate;

		(f)	to receive, open and dispose of mail addressed to
Borrower and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment made on account of or funds paid relating to Mortgages on behalf of and in the name of Borrower;

		(g)	sell, assign, transfer, make any agreement in respect
of, or otherwise deal with or exercise rights in respect of, any Mortgage as fully and completely as though Lender were the absolute owner thereof for all purposes;

		(h)	to adjust and settle claims under any insurance
policy related to any of the Mortgages;

		(i)	to execute Financing Statements or any other
documents or writing deemed necessary by Lender to evidence or perfect Lender's security interest in the Mortgages; provided that Lender agrees to furnish copies of any document executed hereunder to Borrower upon request; and

		(j)	to enter on the premises of Borrower in order to
exercise any of Lender's rights and remedies.

		(k)	to receive, endorse, and collect any drafts or other
instruments, documents, assignments, and chattel paper in connection with clause (a) or (b) above; and

       	(l)	to file any claims or take any action or institute
any proceedings which Lender may deem necessary or desirable to enforce the rights of Lender with respect to any of the Collateral.

	The foregoing appointment of Lender as attorney-in-fact is coupled with an interest and is irrevocable.

	9.	Rights Prior to Default; Termination.

	(a)	Rights Prior to Default.  Until such time as Lender
provides Borrower with the notice described in Section 9(b) hereof, Borrower shall be entitled to exercise any and all rights and powers relating or pertaining to the Collateral, including, without limitation, the Mortgages, for any purpose not inconsistent with the terms of the Note or this Agreement.

	(b)	Termination of Rights. Subject to the rights of the
holders of any Senior Debt, Lender may, at any time and from time to time for so long as Borrower's Obligations are outstanding and until Lender's obligations to make Advances under the Note expire, give written notice to Borrower that Lender has exercised its rights under this Section 9(b), and that all rights of Borrower to exercise its power with respect to Mortgages, which Borrower was previously entitled to exercise pursuant to Section 9(a), including Borrower's rights to service or to contract for the servicing of the Mortgages, shall cease and all such rights shall become vested in Lender, which shall have the sole and exclusive right and authority to exercise such power. Further, Lender shall have the rightto notify and direct the obligors on the Mortgages to make all payments in respect thereof directly to Lender. The obligor making any payment to Lender under this Agreement shall be fully protected in relying on the written statement of Lender that it then holds a security interest which entitles Lender to receive such payments. Any and all money and other property paid over to or received by Lender pursuant to the provisions of this Section 9(b) shall be retained by Lender as additional collateral under this Agreement. Borrower shall not enter into any agreements with any persons that will be in conflict with or prevent the exercise of Lender's rights under this Section 9(b).

	10.	Lender May Perform.  If Borrower fails to perform any
covenant or agreement contained in this Agreement, Lender may itself perform, or cause performance of, such covenant or agreement, and the expenses of Lender incurred in connection therewith shall be payable by Borrower under Section 15(b).

	11.	Lender's Duties.  The powers conferred on Lender under this
Agreement are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

		12.	Events of Default.  Each of the following events
constitutes an Event of Default (herein so called) under this
Agreement:

		(a)	Borrower fails to timely pay any amount due and owing
it under the Note when due and payable, whether at a date for the payment of a fixed installment or as a contingent or other payment becomes due and payable or as a result of acceleration or otherwise;

		(b)	Any "default" or "event of default" occurs under any
Loan Document that defines either such term with respect to Borrower, and the same is not remedied within the applicable period of grace (if any) provided in such Loan Document;

		(c)	Borrower breaches any representation or warranty
contained in this Agreement or any other Loan Document, or fails to perform or observe any covenant, or agreement that is set forth in this Agreement or any other Loan Document, and such breach is not cured within 30 days after written notice of such breach is received from Lender; or

		(d)	Any representation or warranty previously, presently
or hereafter made in writing by or on behalf of Borrower in connection with any Loan Document shall prove to have been false or incorrect in any material respect on any date on or as of when made, or any Loan Document at any time ceases to be valid, binding and enforceable for any reason other than its release or subordination by Lender;


	Upon the occurrence of an Event of Default and during the continuance thereof, Lender at any time and from time to time may, without notice to Borrower, declare any or all of the Obligations immediately due and payable, and all such Obligations shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by Borrower.

		13.	Remedies.  If any Event of Default shall occur and be
continuing, subject to the rights of the holders of the Senior Debt, Lender may protect and enforce its rights under this Agreement and the other Loan Documents by any appropriate proceedings, including proceedings for specific performance of any covenant or agreement contained in any Loan Document, and Lender may enforce the payment of any Obligations due it or enforce any other legal or equitable right which it may have. All rights, remedies and powers conferred upon Lender under the Loan Documents shall be deemed cumulative and not exclusive of any other rights, remedies or powers available under the Loan Documents or at law or in equity. Subject to the rights of the holders of the Senior Debt, Lender's authority and rights shall include, without limitation, the following:

		(a)	Lender may exercise in respect of the Collateral, in
addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the
"Code") (whether or not the Code applies to the affected
Collateral) and also may (i) require Borrower to, and Borrower hereby agrees that it will at its expense and upon request of Lender forthwith, assemble all or part of the Collateral as directed by Lender and make it available to Lender at a place to be designated by Lender which is reasonably convenient to it, and
(ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Lender may deem commercially reasonable. Borrower agrees that, to the extent notice of sale shall be required by law, at least ten (10) business days' notice to Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefore, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

		(b)	All cash proceeds received by Lender in respect of
any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Lender, be held by Lender as collateral for, and/or then or at any time thereafter applied in whole or in part by Lender against all or any part of the Obligations in such order as Lender shall elect, subject to any mandatory provisions of this Agreement or applicable law. Any surplus of such cash or cash proceeds held by Lender and remaining after payment in full of all the Obligations shall be paid over to Borrower or to whomsoever may be lawfully entitled to receive such surplus.

		14.	No Impairment.  The execution and delivery of this
Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the payment of the Obligations and no security taken hereafter as security for payment of the Obligations shall impair in any manner or affect this Agreement, all such present and further additional security to be considered as cumulative security. Any of the Collateral for, or any obligor on, any of the Obligations may be released without altering, varying or diminishing in any way the force, effect, lien, security interest, or charge of this Agreement as to the Collateral not expressly released, and this Agreement shall continue as a security interest and charge on all of the Collateral not expressly released until all the Obligations secured hereby have been paid in full and until Lender's obligations to make further Advances under the Note have expired. This Agreement shall not be construed as relieving Borrower or any Guarantor from full recourse liability on the Obligations and any and all further and other indebtedness secured hereby and for any deficiency thereon.

		15.	Indemnity and Expenses.

		(a)	Borrower agrees to indemnify Lender from and against
any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement or any other Loan Document).

		(b)	Borrower will upon demand pay to Lender the amount of
any and all reasonable expenses, including the actual fees and disbursements of its counsel and of any experts and agents, which Lender may incur in connection with (i) the administration of this Agreement or any other Loan Document, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Lender hereunder or under any other Loan Document, or (iv) the failure by Borrower to perform or observe any of the provisions hereof or of any other Loan Document.

		16.	Security Interest Absolute.  All rights of Lender and
security interests hereunder, and all obligations of Borrower hereunder, shall be absolute and unconditional, irrespective of:

		(a)	any lack of validity or enforceability of the Note or
any other Loan Document or instrument relating thereto;

		(b)	any change in the time, manner or place of payment
of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Note;

		(c)	any exchange, release or non-perfection of any other
collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

		(d)	any other circumstance which might otherwise
constitute a defense available to, or a discharge of, Borrower, or a third party holder of a security interest.

		17.	Amendments; Etc.  No amendment or waiver of any provision
of this Agreement nor consent to any departure by Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by Lender and Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

		18.	Addresses for Notices.  Unless otherwise provided herein,
all notices, requests, consents, demands and other communications shall be in writing and shall be mailed, certified mail with return receipt requested, postage prepaid, telecopied, delivered by nationally recognized overnight delivery service, or otherwise physically delivered to their respective addresses as set forth on the signature page to this Agreement, or, as to any party, to such other address as may be designated by it in written notice to all other parties. All notices, requests, consents and demands hereunder will be effective, if addressed to Lender or Borrower as aforesaid, when mailed by certified mail, postage prepaid, return receipt requested, or upon delivery if telecopied, delivered by nationally recognized overnight delivery service or otherwise physically delivered, addressed as aforesaid, with receipt confirming delivery.

		19.	Continuing Security Interest; Transfer of Note.  This
Agreement shall create a continuing security interest in the Collateral and shall (i) be binding upon Borrower, its successors and assigns, and
(ii) inure, together with the rights and remedies of Lender hereunder, to the benefit of Lender, its successors, transferees and assigns.
Upon the payment in full of the Obligations and the expiration of Lender's obligations to make Advances under the Note, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Borrower. Upon any such termination, Lender will, at Borrower's expense, execute and deliver to Borrower such documents as Borrower shall reasonably request to evidence such termination.

		20.	Governing Law; Terms.  This Agreement shall be
governed by and construed in accordance with the laws of the State of Texas, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular
Collateral are governed by the laws of a jurisdiction other than the State of Texas. Terms used in Article 9 of the Uniform Commercial Code in the State of Texas, when used in this Agreement, have the definitions given to such terms as therein defined.

		21.	Counterparts.  This Agreement may be executed in
multiple counterparts, each of which shall constitute an original, and all of which shall constitute one and the same agreement.

		22.	Severability.  If any term or provision of this
Agreement shall be determined to be illegal or unenforceable, all other terms and provisions of this Agreement shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

		23.	WAIVER OF JURY TRIAL, PUNITIVE DAMAGES, ETC.
BORROWER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY (A) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY
HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN
CONNECTION WITH THIS AGREEMENT OR THE LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY OR ASSOCIATED HEREWITH OR THEREWITH,
BEFORE OR AFTER MATURITY; (B) WAIVES, TO THE MAXIMUM EXTENT NOT
PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY
SUCH LITIGATION ANY "SPECIAL DAMAGES", AS DEFINED BELOW, (C) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OF LENDER OR COUNSEL FOR
ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED
THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE
THE FOREGOING WAIVERS, AND (D) ACKNOWLEDGES THAT LENDER HAS BEEN
INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION. AS USED IN THIS SECTION, "SPECIAL DAMAGES" INCLUDES ALL SPECIAL, CONSEQUENTIAL,
EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT INCLUDE ANY PAYMENTS OR FUNDS WHICH ANY PARTY HERETO HAS EXPRESSLY PROMISED TO PAY OR DELIVER TO ANY OTHER PARTY HERETO.

       	24.	Subordination.  Notwithstanding anything contained herein
to the contrary, Lender agrees that this Agreement and all liens and security interests granted herein are and shall be subordinate in right, priority and payment to the Senior Debt (as defined in the Note).

	[The remainder of this page is intentionally left blank.]


		IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be duly executed and delivered as of the date first above written.

	LENDER:

	UNITED MORTGAGE TRUST
	a real estate investment trust organized under the laws of the state of Maryland

	By:	_________________________________
	Name: _________________________________
	Its:	_________________________________

	Address: ________________________________
	_______________________________________
	Facsimile:________________________________

	BORROWER:

UNITED DEVELOPMENT FUNDING, L.P.
a Nevada limited partnership


By: UNITED DEVELOPMENT FUNDING, INC.
Its: General Partner


By:
Name:  Hollis M. Greenlaw
Its:  Executive Vice President

Address: 	2505 Chandler Drive, Suite 110
Las Vegas, Nevada 89120
Attention:  Hollis M. Greenlaw
	Facsimile No. (702) 262-6322